EXHIBIT III


                            JOINT FILING AGREEMENT

          AGREEMENT, dated as of January 29, 1996, by and among the parties identified on the signature pages hereto.

          WHEREAS, each of the parties hereto beneficially owns, or may be deemed to beneficially own, units of limited partnership ("Units") of Falcon Cable Systems Company, a California limited partnership (the "Company"); and

          WHEREAS, the parties hereto may be deemed to constitute a "group" with respect to the beneficial ownership of the Units for purposes of Rule 13d-5 and Schedule 13D promulgated by the Securities and Exchange Commission;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. The parties hereto shall prepare a single statement containing the information required by Schedule 13D with respect to their respective interests in the Units (the "Schedule 13D"), and the Schedule 13D shall be filed on behalf of each of them.

          2. Each party hereto shall be responsible for the timely filing of the Schedule 13D and any necessary amendments thereto, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other party contained therein, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

          3. This Agreement shall continue unless terminated by any party hereto.

          4. The Unofficial Unitholder Oversight Committee of Falcon Cable Systems Company, c/o Abner B. Kurtin of The Baupost Group, Inc. (with copy to Charles H. Baker, Esq. of Battle Fowler LLP) shall be designated as the person authorized to receive notices and communications with respect to the Schedule 13D and any amendments thereto.

          5. This Agreement may be executed in counterparts, each of which taken together shall constitute one and the same instrument.

          6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to such State's conflicts of laws principles.

   330610.1

                   SIGNATURE PAGE TO JOINT FILING AGREEMENT

          IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.


                                    CUMBERLAND ASSOCIATES


                                    By:  /s/Richard Reiss Jr.
                                         Name:  Richard Reiss, Jr.
                                         Title: Managing Partner


                                    THE BAUPOST GROUP, INC.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________


                                    HARVEST CAPITAL, L.P.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________


                                    TWEEDY, BROWNE COMPANY L.P.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________


                                    ___________________________
                                    ARTHUR ZANKEL


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


                   SIGNATURE PAGE TO JOINT FILING AGREEMENT

          IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.


                                    CUMBERLAND ASSOCIATES


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________



                                    THE BAUPOST GROUP, INC.


                                    By: /s/ Paul Gannon
                                        Name:  Paul Gannon
                                        Title: Chief Financial and
                                                  Administrative Officer



                                    HARVEST CAPITAL, L.P.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________



                                    TWEEDY, BROWNE COMPANY L.P.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________


                                    ___________________________
                                    ARTHUR ZANKEL


                                 - 2 -
   330610.1

                   SIGNATURE PAGE TO JOINT FILING AGREEMENT

          IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.


                                    CUMBERLAND ASSOCIATES


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________



                                    THE BAUPOST GROUP, INC.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________


                                    HARVEST CAPITAL, L.P.

                                    By: /s/ J. Morgan Rutman
                                        Name: J. Morgan Rutman
                                        Title: General Partner




                                    TWEEDY, BROWNE COMPANY L.P.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________



                                    ___________________________
                                    ARTHUR ZANKEL



                                 - 2 -
   330610.1

                   SIGNATURE PAGE TO JOINT FILING AGREEMENT

          IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.


                                    CUMBERLAND ASSOCIATES


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________


                                    THE BAUPOST GROUP, INC.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________



                                    HARVEST CAPITAL, L.P.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________




                                    TWEEDY, BROWNE COMPANY L.P.

                                    By: /s/Christopher H. Browne
                                        Name: Christopher H. Browne
                                        Title: General Partner



                                    ___________________________
                                    ARTHUR ZANKEL

                                 - 2 -
   330610.1

                   SIGNATURE PAGE TO JOINT FILING AGREEMENT

          IN WITNESS WHEREOF, the undersigned have executed this Agreement in one or more counterparts as of the date first above written.


                                    CUMBERLAND ASSOCIATES


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________


                                    THE BAUPOST GROUP, INC.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________




                                    HARVEST CAPITAL, L.P.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________




                                    TWEEDY, BROWNE COMPANY L.P.


                                    By:  ___________________________
                                        Name:  _____________________
                                        Title: _____________________


                                    /s/Arthur Zankel
                                       ARTHUR ZANKEL



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   330610.1